UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  October 27, 2004

                                 FFW Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                      Indiana                                     0-21170                            35-1875502
(State or Other Jurisdiction of Incorporation)        (Commission File Number)         (IRS Employer Identification No.)

                1205 North Cass Street, Wabash, Indiana        46992
               (Address of Principal Executive Offices)      (Zip Code)

                                 (260) 563-3185
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 27, 2004, the Registrant issued a press release reporting its results of operations for the fiscal quarter ended September 30, 2004.

A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein. The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

                   Exhibit No.                         Description
                       99.1               Press Release issued October 27, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

   Date: October 28, 2004               FFW CORPORATION


                                    By: /s/ Roger K. Cromer
                                       -----------------------------------------
                                         Roger K. Cromer
                                         President and Chief Executive Officer